EXHIBIT 4.2

THIS SECURITY HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED AND QUALIFIED PURSUANT TO THE APPLICABLE PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION APPLIES. THEREFORE, NO SALE OR TRANSFER OF THIS SECURITY SHALL BE MADE, NO ATTEMPTED SALE OR TRANSFER SHALL BE VALID, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE ANY EFFECT TO ANY SUCH TRANSACTION UNLESS (A) SUCH TRANSACTION HAS BEEN DULY REGISTERED UNDER THE ACT AND QUALIFIED OR APPROVED UNDER APPROPRIATE STATE SECURITIES LAWS, OR (B) THE ISSUER HAS FIRST RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH REGISTRATION, QUALIFICATION OR APPROVAL IS NOT REQUIRED.

WARRANT

For the Purchase of Shares of Common Stock of

INTERMETRO COMMUNICATIONS, INC.

No. 1	Date: June , 2004

Warrant to Purchase                      (                    ) Shares of Common Stock

THIS IS TO CERTIFY, that, for value received,                     , or registered assigns (the “Holder”), is entitled, subject to the terms and conditions hereinafter set forth, on or after the date hereof, and at any time prior to the later of (i) 5 P.M., Pacific Daylight Time (“PDT”), on June     , 2009 or (ii) 5 P.M., Pacific Standard Time (“PST”) or PDT, as the case may be, on the fifth anniversary of the date the Shares (as defined below) are registered for resale under the Securities Act of 1933, as amended but in no case later than 5 P.M., PDT, on June     , 2014, to purchase such number of shares of Common Stock, no par value (“Common Stock” or the “Shares”), of InterMetro Communications, Inc. (the “Company”), from the Company as set forth above and upon payment to the Company of an amount per Share of $0.20 (the “Purchase Price”), if and to the extent this Warrant is exercised, in whole or in part, during the period this Warrant remains in force, subject in all cases to adjustment as provided in Section 2 hereof, and to receive a certificate or certificates representing the Shares so purchased, upon presentation and surrender to the Company of this Warrant, with the form of Subscription Agreement attached hereto, including changes thereto reasonably requested by the Company, duly executed and accompanied by payment of the Purchase Price of each Share.

SECTION 1.

Terms of this Warrant

1.1 Time of Exercise. This Warrant may be exercised at any time and from time to time after 9:00 A.M., PST or PDT, as the case may be, on the date hereof (the “Exercise Commencement Date”), until the later of (i) 5 P.M., PDT, on June     , 2009 or (ii) 5 P.M., PST or PDT, as the case may be, on the fifth anniversary of the date the Shares are registered for resale under the Securities Act of 1933, as amended, but in no case later than 5 P.M., PDT, on June     , 2014 (the “Expiration Time”) at which time this Warrant shall become void and all rights hereunder shall cease.

1.2 Manner of Exercise.

1.2.1 The Holder may exercise this Warrant, in whole or in part, upon surrender of this Warrant, with the form of Subscription Agreement attached hereto duly executed, to the Company at its corporate office in California, and, unless Holder is exercising the conversion right set forth in Section 1.3, upon payment to the Company of the full Purchase Price for each Share to be purchased in lawful money of the United States, or by certified or cashier’s check, or wired funds, and upon compliance with and subject to the conditions set forth herein.

1.2.2 Upon receipt of this Warrant with the form of Subscription Agreement duly executed and, if applicable, accompanied by payment of the aggregate Purchase Price for the Shares for which this Warrant is then being exercised, the Company shall cause to be issued certificates for the total number of whole Shares for which this Warrant is being exercised in such denominations as are required for delivery to the Holder, and the Company shall thereupon deliver such certificates to the Holder or its nominee.

1.2.3 In case the Holder shall exercise this Warrant with respect to less than all of the Shares that may be purchased under this Warrant, the Company shall execute a new Warrant for the balance of the Shares that may be purchased upon exercise of this Warrant and deliver such new Warrant to the Holder.

1.2.4 The Company covenants and agrees that it will pay when due and payable any and all taxes which may be payable in respect of the issue of this Warrant, or the issue of any Shares upon the exercise of this Warrant. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of this Warrant or of the Shares in a name other than that of the Holder at the time of surrender, and until the payment of such tax the Company shall not be required to issue such Shares.

1.3 Conversion Right. In lieu of exercising this Warrant as specified in Section 1.2, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Purchase Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to Section 1.4.

1.4 Fair Market Value. If the Shares are traded in a public market, the fair market value of the Shares shall be the closing price of the Shares (or the closing price of the Company’s stock into which the Shares are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Shares are not traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is greater than that determined by the Board of Directors, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses shall be paid by Holder.

1.5 Exchange of Warrant. This Warrant may be divided into, combined with or exchanged for another Warrant or Warrants of like tenor to purchase a like aggregate number of Shares. If the Holder desires to divide, combine or exchange this Warrant, he shall make such request in writing delivered to the Company at its corporate office and shall surrender this Warrant and any other Warrants to be so divided, combined or exchanged. The Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Company shall not be required to effect any division, combination or exchange which will result in the issuance of a Warrant entitling the Holder to purchase upon exercise a fraction of a Share. The Company may require the Holder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any division, combination or exchange of Warrants.

1.6 Holder as Owner. Prior to surrender of this Warrant in accordance with Section 1.7 for registration of assignment, the Company may deem and treat the Holder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for the purpose of any exercise hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

1.7 Method of Assignment. Any assignment or transfer of any portion or all of this Warrant shall be made by surrender of this Warrant to the Company at its principal office with the form of assignment attached hereto duly executed and accompanied by funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled.

1.8 Rights of Holder. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote, consent or receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company.

1.9 Lost Certificates. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on such reasonable terms as to indemnity or otherwise as it may impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as, and in substitution for, this Warrant, which shall thereupon become void. Any such new Warrant shall constitute an additional contractual obligation of the Company, whether or not the Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

SECTION 2.

Adjustment of Purchase Price

and Number of Shares Purchasable upon Exercise

2.1 Stock Splits. If the Company at any time or from time to time after the issuance date of this Warrant effects a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased, and conversely, if the Company at any time or from time to time after the issuance date of this Warrant combines the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this subsection 2.1 shall become effective at the close of business on the date the subdivision or combination becomes effective.

2.2 Dividends and Distributions. In the event the Company at any time, or from time to time after the issuance date of this Warrant makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this subsection 2.2 as of the time of actual payment of such dividends or distributions.

2.3 Recapitalization or Reclassification. If the Shares issuable upon the exercise of the Warrant are changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section 2), then, and in any such event, the Holder shall thereafter be entitled to receive upon exercise of this Warrant such number and kind of stock or other securities or property of the Company to which a holder of Shares deliverable upon exercise of this Warrant would have been entitled on such reclassification or other change, subject to further adjustment as provided herein.

2.4 Sale, Merger, or Consolidation of the Company. For the purpose of this Warrant, “Acquisition” means any sale, license, or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company. Upon the closing of any Acquisition the successor entity shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Purchase Price shall be adjusted accordingly.

2.5 Adjustments for Diluting Issues. In addition to the adjustment of the Purchase Price provided above, the Purchase Price shall be subject to further adjustment from time to time as follows:

(A) Special Definitions.

(1) “Options” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either common stock or Convertible Securities.

(2) “Original Issue Date” shall mean the date on which this Warrant was first issued.

(3) “Convertible Securities” shall mean securities convertible into or exchangeable for common stock, either directly or indirectly.

(4) “Additional Shares of Common Stock” shall mean all shares of common stock issued (or, pursuant to Section 2.5(C) deemed to be issued) by the Company after the Original Issue Date other than shares of common stock issued (or, pursuant to Section 2.5(C) deemed to be issued):

i) upon the original issue of, or upon the conversion or exercise of, the Series A Preferred Stock, Series A-1 Preferred Stock or warrants issued pursuant to the Loan and Security Agreement between the Company and the Lenders named therein dated as of November          24, 2003 (and the amendment thereto dated as of June     , 2004 (collectively, the “Loan Agreement”);

ii) as a dividend or other distribution in connection with which an adjustment to the Purchase Price is made pursuant to Sections 2.1, 2.2, 2.3 or 2.4; and

iii) upon the original issue of, or upon the exercise of, the warrants issued pursuant to the Advisory Agreement dated November 24, 2003, between the Company and Glenhaven Corporation.

(B) No Adjustment of Purchase Price. No adjustment in the Purchase Price shall be made pursuant to Section 2.5(D) unless the consideration per share for an Additional Share of Common Stock issued (or, pursuant to Section 2.5(C), deemed to be issued) by the Company is less than the Purchase Price in effect on the date of, and immediately prior to, such issue, and provided that any such adjustment shall not have the effect of increasing the Purchase Price to an amount which exceeds the Purchase Price existing immediately prior to such adjustment.

(C) Deemed Issue of Additional Shares of Common Stock. Except as otherwise provided in Section 2.5(A) or 2.5(B), in the event the Company at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of any holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of common stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of common stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which additional shares of common stock are deemed to be issued:

(1) no further adjustment in the Purchase Price shall be made upon the subsequent issue of Convertible Securities or shares of common stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

(2) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or increase or decrease in the number of shares of common stock issuable, upon the exercise, conversion or exchange thereof, the Purchase Price computed upon the original issue thereof or upon the occurrence of a record date with respect thereto, and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease;

(3) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Purchase Price computed upon the original issue thereof or upon the occurrence of a record date with respect thereto, and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

i) in the case of Convertible Securities or Options for common stock, the only Additional Shares of Common Stock issued were shares of common stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities, and the consideration received therefor was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue of all such Convertible Securities, whether or not converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange; and

ii) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options and the consideration received by the Company for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

(4) no readjustment pursuant to Section 2.5(C)(2) or (3) above shall have the effect of increasing the Purchase Price to an amount which exceeds the Purchase Price existing immediately prior to the original adjustment with respect to the issuance of such Options or Convertible Securities, as adjusted for any Additional Shares of Common Stock issued (or, pursuant to Section 2.5(C), deemed to be issued) between such original adjustment date and such readjustment date;

(5) in the case of any Options which expire by their terms not more than 30 days after the date of issue thereof, no adjustment of the Purchase Price shall be made until the expiration or exercise of all such Options; and

(6) in the case of any Option or Convertible Security with respect to which the maximum number of shares of common stock issuable upon exercise or conversion or exchange thereof is not determinable, no adjustment to the Purchase Price shall be made until such number becomes determinable.

(D) Adjustment of Purchase Price Upon Issuance of Additional Shares of Common Stock. Subject to the limitation set forth in Section 2.5(B), above, if Additional Shares of Common Stock are issued (or, pursuant to Section 2.5(C), deemed to be issued) without consideration or for a consideration per share (computed on an as-converted to common stock basis) less than the Purchase Price in effect on the date of, and immediately prior to, such issue, then and in such event, such Purchase Price shall be reduced, concurrently with such issue, to a price equal to the Effective Price (as defined below) of such Additional Shares of Common Stock. The “Effective Price” of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed pursuant to Section 2.5(C) to have been issued or sold, into the aggregate consideration received (computed in accordance with Section 2.5(E)) by the Company for such Additional Shares of Common Stock.

(E) Determination of Consideration. For purposes of this Section 2.5, the consideration received by the Company for any Additional Shares of Common Stock issued (or, pursuant to Section 3.5(C), deemed to be issued) shall be computed as follows:

(1) Cash and Property. Such consideration shall:

i) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Company before deducting any commissions paid by the Company with respect to such issuance;

ii) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issuance, as determined in good faith by the Board of Directors of the Company; and

iii) if Additional Shares of Common Stock are issued (or, pursuant to Section 2.5(C), deemed to be issued) together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (i) and (ii) above, as determined in good faith by the Board of Directors of the Company.

(2) Options and Convertible Securities. The consideration received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 2.5(C), relating to Options and Convertible Securities, shall be the sum of (x) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus (y) the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities.

2.6 Reduction of Purchase Price upon Automatic Conversion of Series A Preferred Stock. If prior to the exercise of this Warrant, but after the conversion into shares of the Company’s Series A Preferred Stock of that certain Secured Convertible Promissory Note issued by the Company to the Holder on the date of this Warrant (the “Note”) and prior to the conversion of such shares of Series A Preferred Stock into shares of the Company’s Series A-1 Preferred Stock or common stock, such shares of Series A Preferred Stock are automatically converted into shares of the Company’s common stock pursuant to Section A(5)(m) of the Certificate of Determination for the Series A Preferred Stock and the per share price of the Company’s common stock pursuant to the effective registration statement under the Securities Act of 1933, as amended, which triggers such automatic conversion is less than $0.4125, as adjusted, the Purchase Price of this Warrant will be reduced from $0.20 to $0.08, subject to further possible adjustment pursuant to Sections 2.1, 2.2, 2.3. 2.4. 2.5, and 2.7 of this Warrant.

2.7 Reduction of Purchase Price After Conversion of Note. If prior to the exercise of this Warrant the Note is converted into shares of the Company’s Series A Preferred Stock, then at the time of exercise of this Warrant the Purchase Price will be reduced by an amount equal to (a) the lesser of (i) the number of days from the date of conversion of the Note into shares of Series A Preferred Stock to the date of exercise of this Warrant, divided by 365 (calculated to the fourth decimal point) or (ii) the number of days from the date of conversion of the Note to the date of conversion of such shares of Series A Preferred Stock into shares of Series A-1 Preferred Stock or common stock, which ever occurs first, divided by 365 (calculated to the fourth decimal point); multiplied by (b) two cents ($0.02), subject to further possible adjustment pursuant to Sections 2.1, 2.2, 2.3. 2.4. 2.5, and 2.6 of this Warrant. For example, if the Note is converted into shares of Series A Preferred Stock on November 15, 2004 and this Warrant is exercised on January 15, 2005, the exercise price of this Warrant will be reduced by 62 days (the number of days from November 15, 2004 to January 15, 2005) divided by 365, or 16.9863%, multiplied by $0.02 (representing the annual interest lost on owning this Warrant rather than a share of Series

A Preferred Stock), or a reduction in the Purchase Price of this Warrant by $0.034, resulting in a Purchase Price of $0.1966.

SECTION 3.

Status Under the Securities Act of 1933

This Warrant and the Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (“the Act”). Upon exercise, in whole or in part, of this Warrant, the certificates representing the Shares shall bear the legend first above written.

SECTION 4.

Other Matters

4.1 Binding Effect. All the covenants and provisions of this Warrant by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder.

4.2 Notices. Notices or demands pursuant to this Warrant to be given or made by the Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, or facsimile and addressed, until another address is designated in writing by the Company, as follows:

InterMetro Communications, Inc.

P.O. Box 940841

Simi Valley, California 90394

Notices to the Holder provided for in this Warrant shall be deemed given or made by the Company if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed to the Holder at his last known address as it shall appear on the books of the Company.

4.3 Accredited Investor. This Warrant is issued by the Company in reliance upon the truth and accuracy of the representations and warranties of the Holder in Section 13(a)(3) of the Loan Agreement that it is an “accredited investor,” as that term is defined in Rule 501 of Regulation D promulgated under Section 4(2) of the Securities Act of 1933, as amended.

4.4 Governing Law. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of California. The venue for any legal proceedings under this Warrant will be in the appropriate forum in the County of Los Angeles, State of California.

4.5 Parties Bound and Benefited. Nothing in this Warrant expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the Holder any right, remedy or claim under any promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements contained in this Warrant shall be for the sole and exclusive benefit of the Company and its successors and of the Holder, its successors and permitted assigns.

4.6 Headings. The Section headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation thereof.

4.7 Attorneys Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.

IN WITNESS WHEREOF, this Warrant has been duly executed by the Company as of                     , 2004.

INTERMETRO COMMUNICATIONS, INC.

By:
Charles Rice, President

ASSIGNMENT OF WARRANT

FOR VALUE RECEIVED,                      hereby sells, assigns and transfers unto                      the within Warrant and the rights represented thereby, and does hereby irrevocably constitute and appoint                      Attorney, to transfer said Warrant on the books of the Company, with full power of substitution.

Dated:

Signed:

Signature guaranteed:

SUBSCRIPTION AGREEMENT

FOR THE EXERCISE OF WARRANTS

The undersigned hereby irrevocably subscribes for the purchase of                      Shares pursuant to and in accordance with the terms and conditions of this Warrant, which Shares should be delivered to the undersigned at the address stated below. If said number of Shares are not all of the Shares purchasable hereunder, a new Warrant of like tenor for the balance of the remaining Shares purchasable hereunder should be delivered to the undersigned at the address stated below.

The undersigned elects to pay the aggregate Purchase Price for such Shares in the following manner:

☐ by the enclosed cash or check made payable to the Company in the amount of $            ;

☐ by wire transfer of United States funds to the account of the Company in the amount of $            , which transfer has been made before or simultaneously with the delivery of this Notice pursuant to the instructions of the Company; or

☐ by conversion of the Warrant into Shares in the manner specified in Section 1.3 of the Warrant.

The undersigned agrees that: (1) the undersigned will not offer, sell, transfer or otherwise dispose of any Shares unless either (a) a registration statement, or post-effective amendment thereto, covering the Shares has been filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the “Act”), such sale, transfer or other disposition is accompanied by a prospectus meeting the requirements of Section 10 of the Act forming a part of such registration statement, or post-effective amendment thereto, which is in effect under the Act covering the Shares to be so sold, transferred or otherwise disposed of, and all applicable state securities laws have been complied with, or (b) counsel reasonably satisfactory to InterMetro Communications, Inc. has rendered an opinion in writing and addressed to InterMetro Communications, Inc. that such proposed offer, sale, transfer or other disposition of the Shares is exempt from the provisions of Section 5 of the Act in view of the circumstances of such proposed offer, sale, transfer or other disposition; (2) InterMetro Communications, Inc. may notify the transfer agent for the Shares that the certificates for the Shares acquired by the undersigned are not to be transferred unless the transfer agent receives advice from InterMetro Communications, Inc. that one or both of the conditions referred to in (1)(a) and (1)(b) above have been satisfied; and (3) InterMetro Communications, Inc. may affix the legend set forth in Section 3.1 of this Warrant to the certificates for the Shares hereby subscribed for, if such legend is applicable.

Dated:	Signed:

Address:

THIS SECURITY HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED AND QUALIFIED PURSUANT TO THE APPLICABLE PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION APPLIES. THEREFORE, NO SALE OR TRANSFER OF THIS SECURITY SHALL BE MADE, NO ATTEMPTED SALE OR TRANSFER SHALL BE VALID, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE ANY EFFECT TO ANY SUCH TRANSACTION UNLESS (A) SUCH TRANSACTION HAS BEEN DULY REGISTERED UNDER THE ACT AND QUALIFIED OR APPROVED UNDER APPROPRIATE STATE SECURITIES LAWS, OR (B) THE ISSUER HAS FIRST RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH REGISTRATION, QUALIFICATION OR APPROVAL IS NOT REQUIRED.

WARRANT

For the Purchase of Shares of Common Stock of

INTERMETRO COMMUNICATIONS, INC.

No.	Date: January , 2006

Warrant to Purchase [INSERT NUMBER] (INSERT NUMBER) Shares of Common Stock

THIS IS TO CERTIFY, that, for value received, [INSERT NAME], or registered assigns (the “Holder”), is entitled, subject to the terms and conditions hereinafter set forth, on or after the date hereof, and at any time prior to the later of (i) 5 P.M., Pacific Standard Time (“PST”), on January __, 2011 or (ii) 5 P.M., Pacific Daylight Time (“PDT”) or PST, as the case may be, on the fifth anniversary of the date the Shares (as defined below) are registered for resale under the Securities Act of 1933, as amended, but in no case later than 5 P.M., PST, on January __, 2016, to purchase such number of shares of Common Stock, no par value (“Common Stock” or the “Shares”), of InterMetro Communications, Inc. (the “Company”), from the Company as set forth above and upon payment to the Company of an amount per Share of $0.25 (the “Purchase Price”), if and to the extent this Warrant is exercised, in whole or in part, during the period this Warrant remains in force, subject in all cases to adjustment as provided in Section 2 hereof, and to receive a certificate or certificates representing the Shares so purchased, upon presentation and surrender to the Company of this Warrant, with the form of Subscription Agreement attached hereto, including changes thereto reasonably requested by the Company, duly executed and accompanied by payment of the Purchase Price of each Share.

SECTION 1.

Terms of this Warrant

1.1 Time of Exercise. This Warrant may be exercised at any time and from time to time after 9:00 A.M., PST or PDT, as the case may be, on the date hereof (the “Exercise Commencement Date”), until the later of (i) 5 P.M., PST, on January     , 2011 or (ii) 5 P.M., PST or PDT, as the case may be, on the fifth anniversary of the date the Shares are registered for resale under the Securities Act of 1933, as amended, but in no case later than 5 P.M., PST, on January     , 2016 (the “Expiration Time”) at which time this Warrant shall become void and all rights hereunder shall cease.

1.2 Manner of Exercise.

1.2.1 The Holder may exercise this Warrant, in whole or in part, upon surrender of this Warrant, with the form of Subscription Agreement attached hereto duly executed, to the Company at its corporate office in California, and, unless Holder is exercising the conversion right set forth in Section 1.3, upon payment to the Company of the full Purchase Price for each Share to be purchased in lawful money of the United States, or by certified or cashier’s check, or wired funds, and upon compliance with and subject to the conditions set forth herein.

1.2.2 Upon receipt of this Warrant with the form of Subscription Agreement duly executed and, if applicable, accompanied by payment of the aggregate Purchase Price for the Shares for which this Warrant is then being exercised, the Company shall cause to be issued certificates for the total number of whole Shares for which this Warrant is being exercised in such denominations as are required for delivery to the Holder, and the Company shall thereupon deliver such certificates to the Holder or its nominee.

1.2.3 In case the Holder shall exercise this Warrant with respect to less than all of the Shares that may be purchased under this Warrant, the Company shall execute a new Warrant for the balance of the Shares that may be purchased upon exercise of this Warrant and deliver such new Warrant to the Holder.

1.2.4 The Company covenants and agrees that it will pay when due and payable any and all taxes which may be payable in respect of the issue of this Warrant, or the issue of any Shares upon the exercise of this Warrant. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of this Warrant or of the Shares in a name other than that of the Holder at the time of surrender, and until the payment of such tax the Company shall not be required to issue such Shares.

1.3 Conversion Right. In lieu of exercising this Warrant as specified in Section 1.2, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Purchase Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to Section 1.4.

1.4 Fair Market Value. If the Shares are traded in a public market, the fair market value of the Shares shall be the closing price of the Shares (or the closing price of the Company’s stock into which the Shares are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Shares are not traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is greater than that determined by the Board of Directors, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses shall be paid by Holder.

1.5 Exchange of Warrant. This Warrant may be divided into, combined with or exchanged for another Warrant or Warrants of like tenor to purchase a like aggregate number of Shares. If the Holder desires to divide, combine or exchange this Warrant, he shall make such request in writing delivered to the Company at its corporate office and shall surrender this Warrant and any other Warrants to be so divided, combined or exchanged. The Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Company shall not be required to effect any division, combination or exchange which will result in the issuance of a Warrant entitling the Holder to purchase upon exercise a fraction of a Share. The Company may require the Holder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any division, combination or exchange of Warrants.

1.6 Holder as Owner. Prior to surrender of this Warrant in accordance with Section 1.7 for registration of assignment, the Company may deem and treat the Holder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for the purpose of any exercise hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

1.7 Method of Assignment. Any assignment or transfer of any portion or all of this Warrant shall be made by surrender of this Warrant to the Company at its principal office with the form of assignment attached hereto duly executed and accompanied by funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled.

1.8 Rights of Holder. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote, consent or receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company.

1.9 Lost Certificates. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on such reasonable terms as to indemnity or otherwise as it may impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as, and in substitution for, this Warrant, which shall thereupon become void. Any such new Warrant shall constitute an additional contractual obligation of the Company, whether or not the Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

SECTION 2.

Adjustment of Purchase Price

and Number of Shares Purchasable upon Exercise

2.1 Stock Splits. If the Company at any time or from time to time after the issuance date of this Warrant effects a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased, and conversely, if the Company at any time or from time to time after the issuance date of this Warrant combines the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this subsection 2.1 shall become effective at the close of business on the date the subdivision or combination becomes effective.

2.2 Dividends and Distributions. In the event the Company at any time, or from time to time after the issuance date of this Warrant makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this subsection 2.2 as of the time of actual payment of such dividends or distributions.

2.3 Recapitalization or Reclassification. If the Shares issuable upon the exercise of the Warrant are changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section 2), then, and in any such event, the Holder shall thereafter be entitled to receive upon exercise of this Warrant such number and kind of stock or other securities or property of the Company to which a holder of Shares deliverable upon exercise of this Warrant would have been entitled on such reclassification or other change, subject to further adjustment as provided herein.

2.4 Sale, Merger, or Consolidation of the Company. For the purpose of this Warrant, “Acquisition” means any sale, license, or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company. Upon the closing of any Acquisition the successor entity shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Purchase Price shall be adjusted accordingly.

2.5 Adjustments for Diluting Issues. In addition to the adjustment of the Purchase Price provided above, the Purchase Price shall be subject to further adjustment from time to time as follows:

(A) Special Definitions.

(1) “Options” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either common stock or Convertible Securities.

(2) “Original Issue Date” shall mean the date on which this Warrant was first issued.

(3) “Convertible Securities” shall mean securities convertible into or exchangeable for common stock, either directly or indirectly.

(4) “Additional Shares of Common Stock” shall mean all shares of common stock issued (or, pursuant to Section 2.5(C) deemed to be issued) by the Company after the Original Issue Date other than shares of common stock issued (or, pursuant to Section 2.5(C) deemed to be issued):

i) upon the original issue of, or upon the conversion or exercise of, the Series A Preferred Stock, Series A-1 Preferred Stock or warrants issued pursuant to the Amended and Restated Loan and Security Agreement between the Company and the Lenders named therein dated as of January     , 2006 (the “Loan Agreement”);

ii) as a dividend or other distribution in connection with which an adjustment to the Purchase Price is made pursuant to Sections 2.1, 2.2, 2.3 or 2.4;

iii) upon the original issue of, or upon the exercise of, the warrants issued pursuant to the Advisory Agreement dated November 24, 2003, between the Company and Glenhaven Corporation;

(B) No Adjustment of Purchase Price. No adjustment in the Purchase Price shall be made pursuant to Section 2.5(D) unless the consideration per share for an Additional Share of Common Stock issued (or, pursuant to Section 2.5(C), deemed to be issued) by the Company is less than the Purchase Price in effect on the date of, and immediately prior to, such issue, and provided that any such adjustment shall not have the effect of increasing the Purchase

Price to an amount which exceeds the Purchase Price existing immediately prior to such adjustment.

(C) Deemed Issue of Additional Shares of Common Stock. Except as otherwise provided in Section 2.5(A) or 2.5(B), in the event the Company at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of any holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of common stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of common stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which additional shares of common stock are deemed to be issued:

(1) no further adjustment in the Purchase Price shall be made upon the subsequent issue of Convertible Securities or shares of common stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

(2) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or increase or decrease in the number of shares of common stock issuable, upon the exercise, conversion or exchange thereof, the Purchase Price computed upon the original issue thereof or upon the occurrence of a record date with respect thereto, and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease;

(3) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Purchase Price computed upon the original issue thereof or upon the occurrence of a record date with respect thereto, and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

i) in the case of Convertible Securities or Options for common stock, the only Additional Shares of Common Stock issued were shares of common stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities, and the consideration received therefor was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue of all such Convertible Securities, whether or not converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange; and

ii) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options and the consideration received by the Company for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

(4) no readjustment pursuant to Section 2.5(C)(2) or (3) above shall have the effect of increasing the Purchase Price to an amount which exceeds the Purchase Price existing immediately prior to the original adjustment with respect to the issuance of such Options or Convertible Securities, as adjusted for any Additional Shares of Common Stock issued (or, pursuant to Section 2.5(C), deemed to be issued) between such original adjustment date and such readjustment date;

(5) in the case of any Options which expire by their terms not more than 30 days after the date of issue thereof, no adjustment of the Purchase Price shall be made until the expiration or exercise of all such Options; and

(6) in the case of any Option or Convertible Security with respect to which the maximum number of shares of common stock issuable upon exercise or conversion or exchange thereof is not determinable, no adjustment to the Purchase Price shall be made until such number becomes determinable.

(D) Adjustment of Purchase Price Upon Issuance of Additional Shares of Common Stock. Subject to the limitation set forth in Section 2.5(B), above, if Additional Shares of Common Stock are issued (or, pursuant to Section 2.5(C), deemed to be issued) without consideration or for a consideration per share (computed on an as-converted to common stock basis) less than the Purchase Price in effect on the date of, and immediately prior to, such issue, then and in such event, such Purchase Price shall be reduced, concurrently with such issue, to a price equal to the Effective Price (as defined below) of such Additional Shares of Common Stock. The “Effective Price” of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed pursuant to Section 2.5(C) to have been issued or sold, into the aggregate consideration received (computed in accordance with Section 2.5(E)) by the Company for such Additional Shares of Common Stock.

(E) Determination of Consideration. For purposes of this Section 2.5, the consideration received by the Company for any Additional Shares of Common Stock issued (or, pursuant to Section 3.5(C), deemed to be issued) shall be computed as follows:

(1) Cash and Property. Such consideration shall:

i) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Company before deducting any commissions paid by the Company with respect to such issuance;

ii) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issuance, as determined in good faith by the Board of Directors of the Company; and

iii) if Additional Shares of Common Stock are issued (or, pursuant to Section 2.5(C), deemed to be issued) together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (i) and (ii) above, as determined in good faith by the Board of Directors of the Company.

(2) Options and Convertible Securities. The consideration received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 2.5(C), relating to Options and Convertible Securities, shall be the sum of (x) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus (y) the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities.

2.6 Reduction of Purchase Price upon Automatic Conversion of Series A Preferred Stock. If prior to the exercise of this Warrant, but after the conversion into shares of the Company’s Series A Preferred Stock of that certain Secured Convertible Promissory Note issued by the Company to the Holder on the date of this Warrant (the “Note”) and prior to the conversion of such shares of Series A Preferred Stock into shares of the Company’s Series A-1 Preferred Stock or common stock, such shares of Series A Preferred Stock are automatically converted into shares of the Company’s common stock pursuant to Section A(5)(m) of the Certificate of Determination for the Series A Preferred Stock and the per share price of the Company’s common stock pursuant to the effective registration statement under the Securities Act of 1933, as amended, which triggers such automatic conversion is less than $0.50, as adjusted, the Purchase Price of this Warrant will be reduced from $0.25 to $0.10, subject to further possible adjustment pursuant to Sections 2.1, 2.2, 2.3. 2.4. 2.5, and 2.7 of this Warrant.

2.7 Reduction of Purchase Price After Conversion of Note. If prior to the exercise of this Warrant the Note is converted into shares of the Company’s Series A Preferred Stock, then at the time of exercise of this Warrant the Purchase Price will be reduced by an amount equal to (a) the lesser of (i) the number of days from the date of conversion of the Note into shares of Series A Preferred Stock to the date of exercise of this Warrant, divided by 365 (calculated to the fourth decimal point) or (ii) the number of days from the date of conversion of the Note to the date of conversion of such shares of Series A Preferred Stock into shares of Series A-1 Preferred Stock or common stock, which ever occurs first, divided by 365 (calculated to the fourth decimal point); multiplied by (b) one and 3/5 cents ($0.016), subject to further possible adjustment pursuant to Sections 2.1, 2.2, 2.3. 2.4. 2.5, and 2.6 of this Warrant. For example, if the Note is converted into shares of Series A Preferred Stock on February 1, 2006 and this Warrant is exercised on March 31, 2006, the exercise price of this Warrant will be reduced by 59 days (the number of days from February 1, 2006 to March 31, 2006) divided by 365, or 16.1644%, multiplied by $0.016 (representing the annual interest lost on owning this Warrant rather than a share of Series A Preferred Stock), or a reduction in the Purchase Price of this Warrant by $0.0026, resulting in a Purchase Price of $0.2474.

SECTION 3.

Status Under the Securities Act of 1933

This Warrant and the Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (“the Act”). Upon exercise, in whole or in part, of this Warrant, the certificates representing the Shares shall bear the legend first above written.

SECTION 4.

Other Matters

4.1 Binding Effect. All the covenants and provisions of this Warrant by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder.

4.2 Notices. Notices or demands pursuant to this Warrant to be given or made by the Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, or facsimile and addressed, until another address is designated in writing by the Company, as follows:

InterMetro Communications, Inc.

2685 Park Center Drive, Building A

Simi Valley, California 93065

Attention: Legal Department

Notices to the Holder provided for in this Warrant shall be deemed given or made by the Company if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed to the Holder at his last known address as it shall appear on the books of the Company.

4.3 Accredited Investor. This Warrant is issued by the Company in reliance upon the truth and accuracy of the representations and warranties of the Holder in Section 13(a)(3) of the Loan Agreement that it is an “accredited investor,” as that term is defined in Rule 501 of Regulation D promulgated under Section 4(2) of the Securities Act of 1933, as amended.

4.4 Governing Law. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of California. The venue for any legal proceedings under this Warrant will be in the appropriate forum in the County of Los Angeles, State of California.

4.5 Parties Bound and Benefited. Nothing in this Warrant expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the Holder any right, remedy or claim under any promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements contained in this Warrant shall be for the sole and exclusive benefit of the Company and its successors and of the Holder, its successors and permitted assigns.

4.6 Headings. The Section headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation thereof.

4.7 Attorneys Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.

IN WITNESS WHEREOF, this Warrant has been duly executed by the Company as of January     , 2006.

INTERMETRO COMMUNICATIONS, INC.

By:		for InterMetro Communications, Inc.
Charles Rice, President

ASSIGNMENT OF WARRANT

FOR VALUE RECEIVED,                                          hereby sells, assigns and transfers unto                                  the within Warrant and the rights represented thereby, and does hereby irrevocably constitute and appoint                              Attorney, to transfer said Warrant on the books of the Company, with full power of substitution.

Dated:

Signed:

Signature guaranteed:

SUBSCRIPTION AGREEMENT

FOR THE EXERCISE OF WARRANTS

The undersigned hereby irrevocably subscribes for the purchase of                      Shares pursuant to and in accordance with the terms and conditions of this Warrant, which Shares should be delivered to the undersigned at the address stated below. If said number of Shares are not all of the Shares purchasable hereunder, a new Warrant of like tenor for the balance of the remaining Shares purchasable hereunder should be delivered to the undersigned at the address stated below.

The undersigned elects to pay the aggregate Purchase Price for such Shares in the following manner:

☐ by the enclosed cash or check made payable to the Company in the amount of $                    ;

☐ by wire transfer of United States funds to the account of the Company in the amount of $                    , which transfer has been made before or simultaneously with the delivery of this Notice pursuant to the instructions of the Company; or

☐ by conversion of the Warrant into Shares in the manner specified in Section 1.3 of the Warrant.

The undersigned agrees that: (1) the undersigned will not offer, sell, transfer or otherwise dispose of any Shares unless either (a) a registration statement, or post-effective amendment thereto, covering the Shares has been filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the “Act”), such sale, transfer or other disposition is accompanied by a prospectus meeting the requirements of Section 10 of the Act forming a part of such registration statement, or post-effective amendment thereto, which is in effect under the Act covering the Shares to be so sold, transferred or otherwise disposed of, and all applicable state securities laws have been complied with, or (b) counsel reasonably satisfactory to InterMetro Communications, Inc. has rendered an opinion in writing and addressed to InterMetro Communications, Inc. that such proposed offer, sale, transfer or other disposition of the Shares is exempt from the provisions of Section 5 of the Act in view of the circumstances of such proposed offer, sale, transfer or other disposition; (2) InterMetro Communications, Inc. may notify the transfer agent for the Shares that the certificates for the Shares acquired by the undersigned are not to be transferred unless the transfer agent receives advice from InterMetro Communications, Inc. that one or both of the conditions referred to in (1)(a) and (1)(b) above have been satisfied; and (3) InterMetro Communications, Inc. may affix the legend set forth in Section 3.1 of this Warrant to the certificates for the Shares hereby subscribed for, if such legend is applicable.

Dated:	Signed:

Address: